UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 7, 2007
First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 West State Street, Media, Pennsylvania		19063

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (610) 565-6210
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
          The President and Chief Executive Officer of First Keystone Financial, Inc. (the “Company”) will present an overview of the Company’s results and business strategy during the annual shareholder meeting. The presentations attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference, are being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
ITEM 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits
               The following exhibits are filed herewith.

Exhibit Number	Description

99.1	Presentation of President and Chief Executive Officer

99.2	Annual Meeting slide presentation

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.
Date: February 7, 2007	By:	/s/ Rose M. DiMarco
Rose M. DiMarco
Chief Financial Officer